Operating Leases	12 Months Ended
Dec. 31, 2012
Leases [Abstract]
Operating Leases
OPERATING LEASES
The Company has one operating lease agreement for an Arlington OTB, which expires in 2013. Arlington operates an additional seven OTBs within existing, non-owned Illinois restaurants under licensing agreements with varying payment terms, including payment contingent on handle. The Company has ten operating lease agreements for Fair Grounds OTBs, which expire in various years from 2013 through 2021. Finally, the Company has an operating lease agreement for its corporate offices which expires in 2023.
Future minimum operating lease payments are as follows, not including the variable portion of contingent leases and Arlington’s contingent licensing agreements (in thousands):

Year Ended December 31,
2013	$8,079
2014	6,314
2015	5,680
2016	3,884
2017	2,755
Thereafter	7,024
Total	$33,736

The Company also leases totalizator equipment, audio/visual equipment and operates certain facilities that are partially contingent on handle, bandwidth usage or race days. Total annual rent expense for contingent lease payments, including totalizator equipment, audio/visual equipment, gaming equipment, land and facilities, was approximately $3.6 million, $2.5 million and $2.7 million for the years ended December 31, 2012, 2011 and 2010, respectively. The Company’s total rent expense for all operating leases, including the contingent lease payments, was approximately $18.4 million, $19.9 million and $19.1 million for the years ended December 31, 2012, 2011 and 2010, respectively. The reduction in total rent expense during 2012 reflects a migration in the Company's Racing Operations from totalizator services performed by a third-party to services provided by United Tote.